Exhibit 10.21

FIRST AMENDMENT TO

COLLATERAL TRUSTEE AGREEMENT

THIS FIRST AMENDMENT TO COLLATERAL TRUSTEE AGREEMENT (this “Amendment”), is entered into as of April 26, 2006, by and among Aegis Communications Group, Inc., a Delaware corporation and each of the subsidiaries of Aegis Communications Group, Inc. listed on the signatures pages hereof, (collectively, “Aegis”), World Focus, a private company limited by shares organized under the laws of Mauritius, (a) as successor in interest, separately, to both (i) Deutsche Bank AG – London, acting through DB Advisors, L.L.C. (“DB”), as Administrative Agent and Noteholder and (ii) Essar Global Limited (“Essar”), as Administrative Agent and Noteholder and (b) as successor Collateral Trustee (“World Focus”).

Reference is made to that certain Collateral Trustee Agreement, dated as of January 26, 2004, among Aegis, DB, Essar, and Wilmington Trust Company, as Collateral Trustee (“Wilmington Trust”)(such agreement, the “Agreement”). Capitalized terms not defined in this Amendment will have the meanings assigned to them in the Agreement.

Whereas, World Focus has purchased the interests in, and become successor to, DB and Essar under the DB Note and the Essar Note, respectively (collectively, the “Notes”);

Whereas, Wilmington Trust has resigned as Collateral Trustee under the Agreement effective upon the appointment of a successor Collateral Trustee by World Focus, as the sole remaining Administrative Agent;

Whereas, the reference to the Indenture in Section 5.01 of the Agreement is manifest error because no Indenture ever existed;

Whereas, the Intercreditor Agreement, dated as of January 26, 2004, between Wells Fargo Foothill, N.A. and Wilmington Trust has terminated as a result of the termination of the senior loan agreement described therein;

Whereas, the parties desire to (i) acknowledge the resignation of Wilmington Trust as Collateral Trustee, (ii) amend the Agreement in certain respects in order for World Focus to become the successor Collateral Trustee, and (iii) appoint World Focus as successor Collateral Trustee.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.	The parties waive notice and hereby accept the resignation of Wilmington Trust as Collateral Trustee.

2.	World Focus, as the successor and sole remaining Administrative Agent, hereby appoints World Focus as successor Collateral Trustee under Section 4.14 of the Agreement.

3.	Section 4.15 of the Agreement is hereby amended to read in its entirety as follows:

“[Reserved]”.

4.	Section 5.02(iii) of the Agreement is hereby amended to read in its entirety as follows:

“World Focus

c/o Aegis Communications Group, Inc.

7800 Bent Branch Drive

Suite 150

Irving, Texas 75603

Attention: Mr. Deepak Rastogi”

5.	Sections 4.03 and 4.06 of the Agreement shall survive the resignation of Wilmington Trust as Collateral Trustee under the Agreement to the extent those provisions benefit Wilmington Trust.

6.	This Amendment may be executed by facsimile on counterpart signature pages.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

AEGIS COMMUNICATIONS GROUP INC.,

By:	/s/ Kannan Ramasamy

Name: Kannan Ramasamy

Title: President & CEO

The Subsidiaries:

ADVANCED TELEMARKETING CORPORATION

By:	/s/ Kannan Ramasamy

Name: Kannan Ramasamy

Title: President & CEO

IQI, INC.

By:	/s/ Kannan Ramasamy

Name: Kannan Ramasamy

Title: President & CEO

LEXI INTERNATIONAL, INC.

By:	/s/ Kannan Ramasamy

Name: Kannan Ramasamy

Title: President & CEO

INTERSERV SERVICES CORPORATION

By:	/s/ Kannan Ramasamy

Name: Kannan Ramasamy

Title: President & CEO

WORLD FOCUS, as successor in interest to Deutsche Bank AG London, acting through DB Advisors, LLC, as Administrative Agent and Noteholder

By:	/s/ Mohanan Aniyath

Name: Mohanan Aniyath

Title: Authorized Signatory

WORLD FOCUS, as successor in interest to Essar Global Limited, as Administrative Agent and Noteholder London

By:	/s/ Mohanan Aniyath

Name: Mohanan Aniyath

Title: Authorized Signatory

WORLD FOCUS, as successor Collateral Trustee

By:	/s/ Mohanan Aniyath

Name: Mohanan Aniyath

Title: Authorized Signatory

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